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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                February 23, 2005

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                          GENERAL MARITIME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        REPUBLIC OF THE MARSHALL ISLANDS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       001-16531                                         06-159-7083
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               35 West 56th Street
                            New York, New York 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 763-5600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of General Maritime Corporation (the "Company"), dated February 23, 2005, reporting the Company's financial results for the fourth quarter and fiscal year ended December 31, 2004.

The information set forth under "Item 2.02 Results of Operations and Financial Condition," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.    Description
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   99.1        Press Release dated February 23, 2005.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENERAL MARITIME CORPORATION
                                        ----------------------------------------
                                        (Registrant)


                                        By: /s/ John C. Georgiopoulos
                                           -------------------------------------
                                        Name:  John C. Georgiopoulos
                                        Title: Chief Administrative Officer

Date: February 23, 2005


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